DREYFUS
International
Equity Allocation
Fund

Semi-Annual
Report

April 30, 1998

Dreyfus International Equity Allocation Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance of the Dreyfus International Equity Allocation Fund for the six-month period ended April 30, 1998, as shown in the following table:

                                                             Total Return*
                                                             -------------

         Investor Shares                                         16.83%
         Restricted Shares                                       16.94%
         The Morgan Stanley Capital International                15.44%
           Europe, Australasia, Far East (EAFE(R)) Index**

   The Fund's Board of Directors has approved, subject to approval by Fund shareholders, an Agreement and Plan of Reorganization (the "Plan") providing for the transfer of assets and liabilities of the Fund to the Dreyfus International Stock Index Fund (the "International Index Fund"), another Dreyfus-managed fund, in a tax-free exchange for shares of common stock of the International Index Fund, the distribution of shares of the International Index Fund to Fund shareholders and the subsequent termination of the Fund (the "Reorganization").

   It is currently contemplated that shareholders of the Fund will be asked to approve the Plan at a special meeting of shareholders to be held on or about June 9, 1998. If the Plan is approved, the Reorganization will become effective shortly thereafter.

Economic Review

   Economic data coming from Europe over the reporting period was largely upbeat. Growth throughout the region was generally strong and broadly based. After years of low or no economic growth, consumers are beginning to spend and there is still considerable pent-up demand for durable goods. As a result of increased spending and corporate restructuring, corporate earnings generally are rising. The European Monetary Union could boost Europe's competitive position in the world.

   The Japanese economic recovery remained stalled. The world's second largest economy has been buffeted by a combination of rising joblessness and weakening currency. The Asian financial crisis has further worsened conditions in Japan. The deregulation of the Japanese financial industry has been slow and the effect of the fiscal stimulus package disappointing. With inflation practically nonexistent and significant excess production capacity, deflation worries seem justified. Such a deflationary slide could have significant consequences for the other troubled economies in Asia and the economy of the United States. In the meantime, the Japanese government appears committed to following a path of deregulation and the banking industry seems similarly disposed to unwinding cross-holdings. We believe that a continuation of both these programs should be beneficial to Japan's long-term economic and financial health.

Market Environment/Portfolio Focus

   As of April 30, 1998, the Fund was diversified among 292 stocks allocated over 17 countries. Active investment decisions are rendered on investment allocations for Japan, the United Kingdom, Germany, France, Australia, Switzerland and the Netherlands using a country asset allocation model. This model is based on fundamental principles of investment analysis that examine the expected returns from stocks of each of these countries adjusted for risk. The remaining countries in the EAFE Index are generally weighted in the same proportion as their weightings in the Index.

   At the end of the reporting period, the Fund's largest overweighted positions compared to the EAFE Index were in Switzerland (16.2% vs 7.8%) and Japan (30.6% vs 22.0%). The largest underweighted positions were in the United Kingdom (16.1% vs 21.7%) and the Netherlands (0.0% vs 5.8%). These figures, unlike our Statement of Investments, include futures exposure, currency hedging, and actual stocks held.

   The Swiss equity market was one of the best performing markets in the EAFE Index. However, gains from our overweighting in Swiss equities were largely offset by positions in the Netherlands and Britain, which performed well, but because the Fund's positions were underweighted compared to the EAFE Index, retarded performance relative to that Index. The Fund uses a currency valuation model to determine the timing of currency hedging. The model considers the differences in real (inflation-adjusted) interest rates among countries. These differences arise due to varying monetary policies pursued by the central banks of each country. A substantial portion of the Fund's gains during the period came from the appreciation of the U.S. Dollar against the Japanese Yen and Swiss Franc. The Fund maintained partially hedged positions against both these currencies.

   Looking ahead, we continue to believe the Japanese equity market currently represents excellent relative value. Although the pace of economic recovery has been disappointing so far, long-term prospects for the world's second largest economy remain strong. Equity prices throughout Europe have risen significantly, bringing down our expected returns for the region. However, the effect has been comparatively mild for Swiss expected returns, which still look attractive to us despite the strong recent price performance of the Swiss stock market. Increased expected earnings in the Swiss equity market justify the strong performance and support our expectation that the Swiss market will continue to perform well. In contrast, our expected returns for both U.K. and Dutch equities have lagged the other European countries that we actively manage in the Fund, and both markets currently appear to us to be overvalued.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.

                                         Sincerely,

                                         /s/ Charles J. Jacklin, Ph.D.

                                         Charles J. Jacklin, Ph.D.
                                         Portfolio Manager

May 29, 1998
San Francisco, CA

*  Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Morgan Stanley Capital
   International Europe, Australasia, Far East (EAFE(R)) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index is the property of Morgan Stanley & Co. Incorporated.

Dreyfus International Equity Allocation Fund
------------------------------------------------------------------------------
Statement of Investments                            April 30, 1998 (Unaudited)

Common Stocks--78.6%                                                                    Shares           Value
-------------------------------------------------------------------------------       ----------     -------------

                  Austria--.2%   Oesterreichische Elektrizitaetaetswirtschafts.           300         $    36,552
                                                                                                      -----------

                 Belgium--1.6%   Electrabel....................................            50              13,266
                                 Fortis........................................           102              28,769
                                 PetroFina.....................................           478             188,362
                                 Solvay........................................           500              37,584
                                                                                                      -----------
                                                                                                          267,981
                                                                                                      -----------

                  Denmark--.9%   Danisco.......................................         2,280             143,132
                                                                                                      -----------

                  Finland--.5%   Kone B........................................           400              60,525
                                 Nokia AB, Cl. K...............................           400              26,558
                                                                                                      -----------

                                                                                                           87,083
                                                                                                      -----------

                  France--5.7%   Accor.........................................           104              28,317
                                 Alcatel Alsthom...............................           250              46,308
                                 Axa-UAP.......................................           593              69,550
                                 Banque Nationale de Paris.....................           415              34,954
                                 CPR...........................................            83               6,701
                                 Canal Plus....................................            50               8,680
                                 Carrefour.....................................            83              47,501
                                 Chargeurs.....................................            10                 681
                                 Compagnie de St. Gobain.......................           181              30,129
                                 Compagnie Financiere de Paribas...............           305              32,428
                                 Compagnie Generale des Eaux...................           150              27,859
                                 Elf Aquitaine.................................           451              59,114
                                 Eridania Beghin-Say...........................            89              19,280
                                 French Telecom................................         1,250              67,967
                                 L'Air Liquide.................................           259              47,760
                                 L'OREAL.......................................           139              66,273
                                 LVMH..........................................           100              20,566
                                 Lafarge.......................................           243              22,929
                                 Moulinex......................................           135 (a)           4,008
                                 PSA Peugeot Citroen...........................           100              17,344
                                 Pathe.........................................            10               2,173
                                 Pinault-Printemps-Redoute.....................            20              14,878
                                 Promodes......................................            50              24,063
                                 Rhone-Poulenc.................................           657              32,100
                                 SEITA.........................................           181               8,119
                                 Sagem.........................................            19              12,310
                                 Sanofi........................................           202              24,463
                                 Schneider.....................................           200              14,951
                                 Sidel.........................................           147              11,233
                                 Societe Generale..............................            75              15,599
                                 Suez Lyonnaise des Eaux.......................           288              48,801
                                 Thomson CSF...................................           351              13,878
                                 Total B.......................................           287              34,090

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

Common Stocks (continued)                                                               Shares           Value
-------------------------------------------------------------------------------       ----------     -------------

            France (continued)   Unibail.......................................            55         $     7,858
                                 Union Immobiliere de France...................           150              11,837
                                                                                                      -----------
                                                                                                          934,702
                                                                                                      -----------

                 Germany--5.7%   AGIV..........................................           630 (a)          16,978
                                 AMB Aachener & Muenchener Beteiligungs........            60               6,932
                                 Adidas-Salomon................................            50               8,282
                                 Allianz.......................................           300              92,205
                                 Axa Colonia Konzern...........................            70               8,964
                                 BASF..........................................           980              43,598
                                 Bayer.........................................         1,000              44,432
                                 Bayerische Hypotheken-und Wechsel-Bank........           279              15,907
                                 Bayerische Vereinsbank........................           367              27,893
                                 Bilfinger & Berger Bau........................           220               7,411
                                 Brau Und Brunnen..............................            50 (a)           5,429
                                 Continental...................................           600              17,038
                                 Daimler-Benz..................................           750              73,163
                                 Deutsche Bank.................................           587              45,136
                                 Deutsche Lufthansa............................           424              10,081
                                 Deutsche Telekom..............................         2,984              75,431
                                 Dresdner Bank.................................         1,260              68,121
                                 Linde.........................................            40              27,595
                                 Mannesmann....................................            43              34,094
                                 Merck KGaA....................................           100               3,898
                                 Metro.........................................           279              13,764
                                 Muenchener Rueckvesicherungs-Gesellschafts....           110              50,223
                                 RWE Aktiengesellschaft........................         1,180              59,986
                                 SAP...........................................            83              39,282
                                 Schering......................................           210              22,508
                                 Siemens.......................................           860              50,278
                                 Thyssen.......................................            25               5,710
                                 VEBA..........................................           513              33,876
                                 Viag..........................................            26              13,159
                                 Volkswagen....................................            36              28,644
                                                                                                      -----------
                                                                                                          950,018
                                                                                                      -----------

               Hong Kong--3.0%   CLP...........................................         8,740              41,960
                                 Cheung Kong (Holdings)........................        21,000             139,575
                                 HSBC Holdings.................................           570              17,978
                                 HSBC Holdings Group...........................         1,322              38,891
                                 Hang Seng Bank................................         3,400              28,631
                                 Hong Kong & China Gas.........................        54,938              74,801
                                 Hong Kong Telecommunications..................        23,218              43,449
                                 Shangri-La Asia...............................        42,000              30,354
                                 South China Morning Post(Holdings)............        82,000              49,210
                                 Sun Hung Kai Properties.......................         4,220              25,052
                                                                                                      -----------
                                                                                                          489,901
                                                                                                      -----------

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

Common Stocks (continued)                                                               Shares           Value
-------------------------------------------------------------------------------       ----------     -------------

                   Italy--4.9%   Assicurazioni Generali........................         2,320         $    69,442
                                 Banca Commerciale Italiana....................        22,012             111,283
                                 ENI...........................................        15,400             103,130
                                 Fiat..........................................        22,000              87,504
                                 Italgas.......................................        19,601              90,701
                                 Mediobanca....................................        10,000             130,979
                                 Telecom Italia................................         5,930              44,646
                                 Telecom Italia Mobile.........................        30,680             175,650
                                                                                                      -----------
                                                                                                          813,335
                                                                                                      -----------

                  Japan--22.6%   Ajinomoto.....................................        16,800             134,324
                                 Asahi Chemical Industry.......................        28,900             100,862
                                 Asahi Glass...................................           800               4,302
                                 Bank of Tokyo-Mitsubishi......................         3,620              44,627
                                 Bridgestone...................................           400               9,086
                                 Canon.........................................         2,100              49,440
                                 Chugai Pharmaceutical.........................           400               2,587
                                 Dai Nippon Printing...........................           800              13,539
                                 Daido Steel...................................           200                 366
                                 Daikyo........................................         2,000               2,557
                                 Daiwa House Industry..........................         8,400              67,604
                                 Denki Kagaku Kougyo...........................           600                 930
                                 Fuji Bank.....................................         4,900              27,458
                                 Fuji Photo Film...............................           200               7,085
                                 Fujita........................................         2,000               1,489
                                 Fujitsu.......................................         8,800             102,264
                                 Furukawa Electric.............................         9,000              32,493
                                 Haseko........................................         7,000 (a)           3,949
                                 Hitachi.......................................        13,900              99,219
                                 Honda Motor...................................           400              14,442
                                 House Food Industrial.........................           220               3,027
                                 Industrial Bank of Japan......................         2,200              14,893
                                 Itochu........................................         1,500               3,486
                                 Japan Airlines................................         3,600 (a)          10,885
                                 Japan Energy..................................           600                 718
                                 Joyo Bank.....................................           462               1,908
                                 Kajima........................................           800               2,317
                                 Kamigumi......................................           400               1,489
                                 Kandenko......................................           105                 654
                                 Kansai Electric Power.........................         9,999             170,724
                                 Kawasaki Steel................................        16,600              22,475
                                 Kinki Nippon Railway..........................           995               5,082
                                 Kirin Brewery.................................         7,000              60,812
                                 Komatsu.......................................           600               2,708
                                 Konica........................................        14,000              64,024
                                 Kumagai-Gumi..................................         7,000               5,476
                                 Kyocera.......................................         1,200              62,640
                                 Maeda Road Construction.......................           200               1,058

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

Common Stocks (continued)                                                               Shares           Value
-------------------------------------------------------------------------------       ----------     -------------

             Japan (continued)   Marubeni......................................        40,000         $    90,861
                                 Maruha........................................           400                 430
                                 Marui.........................................         3,000              47,161
                                 Matsushita Electric Industrial................        10,400             165,837
                                 Mitsubishi Chemical...........................           200                 361
                                 Mitsubishi Heavy Industries...................        23,700              87,349
                                 Mitsubishi Trust & Banking....................           200               1,895
                                 Mitsui & Company..............................           400               2,467
                                 Mitsui Marine & Fire Insurance................           600               3,064
                                 Mitsui Trust & Banking........................           600               1,295
                                 NEC...........................................           800               8,966
                                 Nikon.........................................         4,600              40,585
                                 Nippon Express................................         8,000              45,431
                                 Nippon Fire & Marine Insurance................        15,000              60,361
                                 Nippon Light Metal............................           400                 490
                                 Nippon Oil....................................           800               2,690
                                 Nippon Steel..................................         5,100               8,171
                                 Nippon Telegraph..............................            19             165,777
                                 Nippon Yusen Kaisha...........................        10,800              35,337
                                 Nomura Securities.............................         4,000              48,590
                                 Oji Paper.....................................        23,000             107,258
                                 Orient........................................         9,000              20,241
                                 Orix..........................................         1,000              68,823
                                 Osaka Gas.....................................        45,000             100,527
                                 Sakura Bank...................................        20,600              70,500
                                 Sanwa Shutter.................................           200                 925
                                 Sekisui House.................................        10,000              77,774
                                 Sharp.........................................         7,000              54,757
                                 Shizuoka Bank.................................           400               4,423
                                 Snow Brand Milk Products......................           500               1,508
                                 Sony..........................................           940              77,844
                                 Sumitomo Bank.................................        12,307             115,711
                                 Sumitomo Electric Industries..................           800               9,489
                                 Sumitomo Metal Industries.....................        36,000              59,300
                                 Takara Standard...............................        12,000              67,063
                                 Takeda Chemical Industries....................         1,000              28,432
                                 Tokai Bank....................................         6,800              39,690
                                 Tokio Marine & Fire Insurance.................           800               8,665
                                 Tokyo Broadcasting System.....................         5,000              63,182
                                 Tokyo Electric Power..........................         1,272              24,254
                                 Tokyo Gas.....................................        35,000              78,714
                                 Tokyu.........................................         5,820              23,070
                                 Toppan Printing...............................        12,000             141,978
                                 Toray Industries..............................        21,000             112,463
                                 Toyo Engineering..............................         5,000               6,243
                                 Toyobo........................................         1,200               1,625
                                 Toyota Motor..................................        14,014             363,659
                                 Ube Industries................................           600                 745

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

Common Stocks (continued)                                                               Shares           Value
-------------------------------------------------------------------------------       ----------     -------------

             Japan (continued)   Yamato Transport..............................           400         $     4,721
                                 Yasuda Trust & Banking........................        21,000              27,958
                                 Yokogawa Electric.............................         2,900              15,073
                                                                                                      -----------
                                                                                                        3,746,732
                                                                                                      -----------

                 Malaysia--.7%   Amsteel.......................................        85,000              12,525
                                 Kemayan.......................................         3,000                 530
                                 Malayan Banking...............................         7,000              20,630
                                 Perusahaan Otomobil Nasional..................         9,000              11,140
                                 Resorts World.................................        23,000              44,367
                                 Technology Resources Industries...............         1,000               1,029
                                 Telekom Malaysia..............................         6,000              18,004
                                 Tenaga Nasional...............................         1,000               1,996
                                                                                                      -----------
                                                                                                          110,221
                                                                                                      -----------

              New Zealand--.3%   Fisher & Paykel Industries....................        18,750              55,513
                                                                                                      -----------

                   Norway--.3%   Aker RGI ASA, Series A........................         2,040              35,790
                                 Aker RGI ASA, Series B........................           408               6,612
                                                                                                      -----------
                                                                                                           42,402
                                                                                                      -----------


                Singapore--.9%   Development Bank of Singapore.................         2,200              14,588
                                 Development Bank of Singapore (Rights)........           400                 505
                                 Keppel........................................        12,500              33,628
                                 Oversea-Chinese Banking.......................         4,800              25,311
                                 Singapore Airlines............................         9,000              58,541
                                 United Overseas Bank..........................         5,000              23,682
                                                                                                      -----------
                                                                                                          156,255
                                                                                                      -----------


                   Spain--4.4%   Banco Bilbao Vizcaya..........................         4,916             252,722
                                 Endesa........................................         5,600             135,864
                                 Fomento de Construcciones y Contratas.........         1,300              66,063
                                 Repsol........................................         1,100              60,228
                                 Telefonica de Espana..........................         4,893             204,055
                                                                                                      -----------
                                                                                                          718,932
                                                                                                      -----------

                  Sweden--3.5%   ABB AB, Series B..............................        11,142             172,608
                                 Astra, Series A...............................         1,333              27,362
                                 Astra, Series B...............................         5,333             106,025
                                 Esselte, Series B.............................         2,815              64,323
                                 Skandinaviska Enskilda Banken.................         1,700              28,311
                                 Stora Kopparbergs Bergslags Aktiebolag........         1,000              17,105
                                 Svenska Handelsbanken.........................           600              27,188
                                 Telefonaktiebolget LM Ericsson, Series B......         2,600             136,946
                                                                                                      -----------
                                                                                                          579,868
                                                                                                      -----------

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

Common Stocks (continued)                                                               Shares           Value
-------------------------------------------------------------------------------       ----------     -------------

            Switzerland--16.2%   ABB...........................................            43         $    70,473
                                 Adecco........................................            83              36,219
                                 Alusuisse-Lonza Holding (Regd Shrs)...........            31              39,654
                                 Credit Suisse Group...........................         1,270             279,214
                                 Danzas Holding................................            40              10,740
                                 Holderbank Financiere Glarus (Bearer Shrs)....            30              31,739
                                 Holderbank Financiere Glarus (Regd Shrs)......            82              17,591
                                 Jelmoli Holding...............................             2               2,292
                                 Kuoni Reisen..................................             1               5,363
                                 Nestle........................................           199             385,803
                                 Novartis(Bearer Shrs).........................            35              58,015
                                 Novartis(Regd Shrs)...........................           316             522,105
                                 Roche Holding.................................            36             364,677
                                 Roche Holding (Bearer Shrs)...................             7             117,172
                                 SGS Societe Generale de Surveillance Holding..             2               3,404
                                 SMH(Bearer Shs)...............................            13               8,479
                                 SMH(Regd Shs).................................            92              13,791
                                 Sairgroup.....................................            12 (a)          15,686
                                 Schindler Holding.............................             8              12,925
                                 Schweizerische Bankverein.....................           398             138,147
                                 Schweizerische Rueckversicherungs Gesellschaf.            80             176,415
                                 Sulzer........................................            13               9,310
                                 UBS (Bearer Shs)..............................           111             178,664
                                 UBS(Regd Shs).................................           115              36,890
                                 Valora Holding................................             9               2,350
                                 Zurich Verischerungs-Gesellschafts............           248             151,014
                                                                                                      -----------
                                                                                                        2,688,132
                                                                                                      -----------

          United Kingdom--7.2%   Abbey National................................           400               7,508
                                 Allied Irish Banks............................        11,624             161,893
                                 Arjo Wiggins Appleton.........................         1,933               6,866
                                 B.A.T. Industries.............................         5,097              48,051
                                 BTR...........................................         3,040              10,099
                                 Barclays......................................         2,981              85,952
                                 Bass..........................................           357               6,773
                                 Boots.........................................           300               4,646
                                 British Aerospace.............................           653              21,808
                                 British Airways...............................           810               8,435
                                 British Petroleum.............................         3,808              60,061
                                 British Sky Broadcasting Group................         1,780              12,942
                                 British Steel.................................         3,763              10,001
                                 British Telecommunications....................         9,198              99,780
                                 Cable & Wireless..............................         1,250              14,312
                                 Diageo........................................         1,503              17,887
                                 EMI Group.....................................         1,300              13,201
                                 Elementis.....................................         4,805              12,208
                                 GKN Group.....................................           100               2,887
                                 General Electric..............................           400               3,310

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

Common Stocks (continued)                                                               Shares           Value
-------------------------------------------------------------------------------       ----------     -------------

    United Kingdom (continued)   Glaxo Wellcome................................         3,335         $    94,208
                                 Granada Group.................................           303               5,217
                                 Granada Group.................................           303               5,217
                                 Great Universal...............................           200               3,045
                                 Hammerson.....................................           200               1,755
                                 Hanson........................................         1,667               9,815
                                 Imperial Chemical Industries..................         2,142              38,883
                                 Kingfisher....................................           300               5,446
                                 Laird.........................................           300               2,219
                                 Legal & General...............................         4,185              50,156
                                 Lloyds TSB....................................         3,060              45,803
                                 LucasVarity...................................         1,800               8,041
                                 Marks & Spencer...............................         1,400              13,303
                                 Meyer International...........................         2,929              19,950
                                 Pilkington....................................           700               1,474
                                 Racal Electronics.............................           400               2,233
                                 Railtrack.....................................           300               5,478
                                 Rank..........................................           980               6,339
                                 Reuters Group.................................         1,473              15,955
                                 Rio Tinto.....................................           840              12,054
                                 Rolls-Royce...................................           800               3,731
                                 Royal Bank of Scotland........................         1,781              27,477
                                 Sainsbury.....................................           800               6,265
                                 Schroders.....................................           100               4,903
                                 Sears.........................................         5,350               5,410
                                 Sedgwick......................................         4,166              10,724
                                 SmithKline Beecham............................         6,296              75,034
                                 Southern Electric.............................         1,922              17,669
                                 TI Group......................................           200               1,795
                                 Tesco.........................................         1,016               9,510
                                 Unigate.......................................         3,984              48,246
                                 Unilever......................................           300               3,194
                                 Vodafone......................................         1,628              17,824
                                 Wilson Connelley Holdings.....................         2,180               6,359
                                 Wolseley......................................           375               2,629
                                 Zeneca Group..................................           200               8,612
                                                                                                      -----------
                                                                                                        1,199,376
                                                                                                      -----------
                                 TOTAL COMMON STOCKS
                                    (cost $11,923,813).........................                       $13,020,135
                                                                                                      ===========


Preferred Stocks--.3%
-------------------------------------------------------------------------------
                      Germany:   Friedrich Grohe...............................            40         $    12,583
                                 RWE Aktiengesellschaft........................           120               5,018
                                 SAP...........................................            61              30,398
                                                                                                      -----------
                                 TOTAL PREFERRED STOCKS
                                    (cost $36,037).............................                       $    47,999
                                                                                                      ===========

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

                                                                                      Principal
Short-Term Investments--18.3%                                                           Amount           Value
-------------------------------------------------------------------------------      -----------     -------------

       Commercial Paper--16.3%   General Electric,
                                    5.55%, 5/1/1998............................      $ 2,703,000      $ 2,703,000
                                                                                                      -----------

      U.S. Treasury Bills--2.0%   5.06%, 6/25/1998.............................          325,000 (b)      322,650
                                                                                                      -----------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $3,025,488)..........................                       $ 3,025,650
                                                                                                      ===========

TOTAL INVESTMENTS (cost $14,985,338)...........................................            97.2%      $16,093,784
                                                                                          ======      ===========
CASH AND RECEIVABLES (NET).....................................................             2.8%      $   460,156
                                                                                          ======      ===========
NET ASSETS.....................................................................           100.0%      $16,553,940
                                                                                          ======      ===========

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Non-income producing.

(b) Held by the custodian in a segregated account as collateral for open financial futures positions.

Statement of Financial Futures                       April 30, 1998 (Unaudited)

                                                                                                     Unrealized
                                                                   Market Value                     Appreciation
                                                                    Covered by                     (Depreciation)
Financial Futures Long:                              Contracts      Contracts       Expiration      at 4/30/98
-----------------------                              --------      -----------      ----------     --------------
Deutsche Aktienindex.............................        3         $   868,614       June '98         $ 17,869
Financial Times Index 100........................       14           1,392,757       June '98          (54,305)
Nikkei 300.......................................       70           1,321,114       June '98           56,348
                                                                                                      --------
                                                                                                      $ 19,912
                                                                                                      ========


                                        See notes to financial statements.

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                  April 30, 1998 (Unaudited)

                                                                                              Cost            Value
                                                                                           -----------     -----------
ASSETS:                 Investments in securities--See Statement of Investments            $14,985,338     $16,093,784
                        Cash...................................................                                117,436
                        Cash denominated in foreign currencies.................                111,610         111,358
                        Net unrealized appreciation on forward
                          currency exchange contracts--Note 1(e)...............                                 93,819
                        Receivable for futures variation margin--Note 1(d).....                                 83,228
                        Dividends and interest receivable......................                                 71,257
                        Receivable for investment securities sold..............                                    572
                                                                                                           -----------
                                                                                                            16,571,454
                                                                                                           -----------

LIABILITIES:            Due to The Dreyfus Corporation and affiliates..........                                 17,482
                        Due to Distributor.....................................                                     32
                                                                                                           -----------
                                                                                                                17,514
                                                                                                           -----------

NET ASSETS.....................................................................                            $16,553,940
                                                                                                           ===========

REPRESENTED BY:         Paid-in capital........................................                            $14,361,112
                        Accumulated undistributed investment income--net.......                                361,762
                        Accumulated net realized gain (loss) on investments
                          and foreign currency transactions....................                                610,452
                        Accumulated net unrealized appreciation (depreciation)
                          on investments and foreign currency transactions
                          (including $19,912 net unrealized appreciation
                          on financial futures)................................                              1,220,614
                                                                                                           -----------
NET ASSETS.....................................................................                            $16,553,940
                                                                                                           ===========

                                                NET ASSET VALUE PER SHARE
                                                -------------------------

                                                                                      Investor           Restricted
                                                                                       Shares              Shares
                                                                                    ------------       -------------
Net Assets.....................................................................      $1,558,409         $14,995,531
Shares Outstanding.............................................................         140,328           1,352,065

NET ASSET VALUE PER SHARE......................................................          $11.11              $11.09
                                                                                         ======              ======


                                        See notes to financial statements.

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Statement of Operations             Six Months Ended April 30, 1998 (Unaudited)

INVESTMENT INCOME

INCOME:                  Cash dividends (net of $14,532 foreign taxes
                           withheld at source)...........................                $ 94,693
                         Interest........................................                  87,418
                                                                                      -----------
                              Total Income...............................                                  $  182,111

EXPENSES:                Management fee--Note 2(a).......................                  99,211
                         Distribution fees (Investor shares)--Note 2(b)                     1,791
                         Loan commitment fees--Note 4....................                      55
                                                                                      -----------
                              Total Expenses.............................                                     101,057
                                                                                                           ----------

INVESTMENT INCOME--NET...................................................                                      81,054
                                                                                                           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                         Net realized gain (loss) on investments and
                           foreign currency transactions.................                $ 36,850
                         Net realized gain (loss) on forward currency
                           exchange contracts............................                 246,175
                         Net realized gain (loss) on financial futures...                 341,638
                                                                                      -----------
                         Net Realized Gain (Loss)........................                                     624,663
                         Net unrealized appreciation (depreciation) on
                           investments and foreign currency transactions
                           (including $276,280 net unrealized
                           appreciation on financial futures)............                                   1,869,874
                                                                                                           ----------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                   2,494,537
                                                                                                          -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                  $2,575,591
                                                                                                           ==========


                                        See notes to financial statements.

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                 Six Months Ended
                                                                                  April 30, 1998        Year Ended
                                                                                   (Unaudited)       October 31, 1997*
                                                                                  ----------------   ----------------
OPERATIONS:
   Investment income--net.................................................          $     81,054       $    155,782
   Net realized gain (loss) on investments................................               624,663          1,997,953
   Net unrealized appreciation (depreciation) on investments..............             1,869,874         (1,612,261)
                                                                                    ------------       ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....             2,575,591            541,474
                                                                                    ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Investor shares.....................................................               (10,555)            (1,303)
      Restricted shares...................................................              (145,581)           (63,926)
   Net realized gain on investments:......................................
      Investor shares.....................................................              (135,921)           (79,359)
      Restricted shares...................................................            (1,410,405)        (1,024,490)
                                                                                    -------------      ------------
         Total Dividends..................................................            (1,702,462)        (1,169,078)
                                                                                    -------------      ------------
CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold:
      Investor shares.....................................................               217,130          2,811,365
      Restricted shares...................................................             1,421,956          9,293,479
   Dividends reinvested:
      Investor shares.....................................................               145,861             80,167
      Restricted shares...................................................             1,490,474          1,051,195
   Cost of shares redeemed:
      Investor shares.....................................................              (259,139)        (3,050,913)
      Restricted shares...................................................            (3,042,282)       (14,113,892)
                                                                                    ------------       ------------
         Increase (Decrease) in Net Assets from Capital Stock Transactions               (26,000)        (3,928,599)
                                                                                    ------------       ------------
            Total Increase (Decrease) in Net Assets.......................               847,129         (4,556,203)

NET ASSETS:
   Beginning of Period....................................................            15,706,811         20,263,014
                                                                                    ------------       ------------
   End of Period..........................................................          $ 16,553,940       $ 15,706,811
                                                                                    ============       ============
Undistributed investment income--net......................................          $    361,762       $    436,844
                                                                                    ------------       ------------
CAPITAL SHARE TRANSACTIONS:

          Investor Shares                                                              Shares             Shares
                                                                                    -------------      ------------
   Shares sold............................................................                20,353            253,136
   Shares issued for dividends reinvested.................................                15,370              7,577
   Shares redeemed........................................................               (24,536)          (271,952)
                                                                                    ------------       ------------
         Net Increase (Decrease) in Shares Outstanding....................                11,187            (11,239)
                                                                                    ============       ============

         Restricted Shares

   Shares sold............................................................               135,966            827,587
   Shares issued for dividends reinvested.................................               157,389             99,545
   Shares redeemed........................................................              (287,198)        (1,262,421)
                                                                                    ------------       ------------
         Net Increase (Decrease) in Shares Outstanding....................                 6,157           (335,289)
                                                                                    =============      ============

--------------------
* Effective August 15, 1997, Institutional Class shares were redesignated as Investor shares and Retail Class shares were redesignated as Restricted shares.


                                        See notes to financial statements.

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                              Investor Shares
                                                     ------------------------------------------------------------
                                                     Six Months Ended           Year Ended October 31,
                                                      April 30, 1998  -------------------------------------------
PER SHARE DATA:                                         (Unaudited)   1997(1)     1996(2)      1995     1994(3,4)
                                                     ---------------- -------     -------     ------    ---------
   Net asset value, beginning of period.............      $10.65       $11.12     $10.11      $10.06      $10.00
                                                          ------       ------     ------      ------      ------
   Investment Operations:

   Investment income (loss)--net.....................        .03          .05       (.12)        .01         .01
   Net realized and unrealized gain (loss)
      on investments................................        1.57          .10       1.37         .06         .05
                                                          ------       ------     ------      ------      ------
   Total from Investment Operations.................        1.60          .15       1.25         .07         .06
                                                          ------       ------     ------      ------      ------
   Distributions:

   Dividends from investment income--net.............       (.08)        (.01)      (.06)       (.02)         --
   Dividends from net realized gain
      on investments...............................        (1.06)        (.61)      (.18)         --          --
                                                          ------       ------     ------      ------      ------
   Total Distributions..............................       (1.14)        (.62)      (.24)       (.02)         --
                                                          ------       ------     ------      ------      ------
   Net asset value, end of period...................      $11.11       $10.65     $11.12      $10.11      $10.06
                                                          ======       ======     ======      ======      ======
TOTAL INVESTMENT RETURN.............................       16.83%(5)     1.38%     12.62%        .67%        .60%(5)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..........         .74%(5)     1.50%      1.71%       1.75%        .39%(5)
   Ratio of net investment income to average
      net assets....................................         .40%(5)      .62%       .03%        .04%        .44%(5)
   Portfolio Turnover Rate..........................        9.37%(5)     7.39%     34.24%      64.85%         --
   Average commission rate paid (6).................      $.0264       $.0287     $.0219          --          --
   Net Assets, end of period (000's Omitted)........      $1,558       $1,375     $1,561      $4,088         $71

----------------------
(1) Effective August 15, 1997, Institutional Class shares were redesignated as Investor shares.
(2) Effective July 15, 1996, Investor Class shares were redesignated as Institutional shares.
(3) The Fund commenced operations on August 12, 1994.
(4) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(5) Not annualized.
(6) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                        See notes to financial statements.

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                             Restricted Shares
                                                     ------------------------------------------------------------
                                                     Six Months Ended           Year Ended October 31,
                                                      April 30, 1998  -------------------------------------------
PER SHARE DATA:                                         (Unaudited)   1997(1)     1996(2)      1995     1994(3,4)
                                                     ---------------- -------     -------     ------    ---------
   Net asset value, beginning of period.............      $10.65       $11.12     $10.12      $10.06      $10.00
                                                          ------       ------     ------      ------      ------
   Investment Operations:

   Investment income--net............................        .06          .10        .04         .06         .02
   Net realized and unrealized gain (loss)
      on investments................................        1.55          .08       1.23         .02         .04
                                                          ------       ------     ------      ------      ------
   Total from Investment Operations.................        1.61          .18       1.27         .08         .06
                                                          ------       ------     ------      ------      ------
   Distributions:

   Dividends from investment income--net.............       (.11)        (.04)      (.09)       (.02)         --
   Dividends from net realized gain
      on investments...............................        (1.06)        (.61)      (.18)         --          --
                                                          ------       ------     ------      ------      ------
   Total Distributions..............................       (1.17)        (.65)      (.27)       (.02)         --
                                                          ------       ------     ------      ------      ------
   Net asset value, end of period...................      $11.09       $10.65     $11.12      $10.12      $10.06
                                                          ======       ======     ======      ======      ======
TOTAL INVESTMENT RETURN.............................       16.94%(6)     1.64%     12.80%        .81%        .60%(6)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..........         .61%(6)     1.25%      1.43%       1.50%        .33%(6)
   Ratio of net investment income to average
      net assets....................................         .51%(6)      .86%       .36%        .52%        .49%(6)
   Portfolio Turnover Rate..........................        9.37%(6)     7.39%     34.24%      64.85%         --
   Average commission rate paid (7).................      $.0264       $.0287     $.0219          --          --
   Net Assets, end of period (000's Omitted)........     $14,996      $14,332    $18,702     $13,174     $11,844

----------------------
(1) Effective August 15, 1997, Retail Class shares were redesignated as Restricted shares.
(2) Effective July 15, 1996, Class R shares were redesignated as Retail shares.
(3) The Fund commenced operations on August 12, 1994.
(4) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(5) Effective October 17, 1994, the Fund's Trust shares were redesignated as Class R shares.
(6) Not annualized.
(7) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                        See notes to financial statements.

Dreyfus International Equity Allocation Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus International Equity Allocation Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering eighteen series including the Fund. The Fund's investment objective is to exceed the total return of the Morgan Stanley Capital International-Europe Australia Far East (MSCI EAFE) Index. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank") which is a wholly-owned subsidiary of Mellon Bank Corporation.

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 60 million of $.001 par value Capital Stock. The Fund currently offers two classes of shares: Investor (24 million shares authorized) and Restricted (36 million shares authorized). Restricted shares are offered to any investor and Investor shares are offered only to clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Distributor. Other differences between the two classes include the services offered to and the expenses borne by each class.

   As of April 30, 1998, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 613,052 shares of the Fund's Restricted class.

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked priced is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (c) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

Dreyfus International Equity Allocation Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   (d) Financial futures: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 1998 are set forth in the Statement of Financial Futures.

   (e) Forward currency exchange contracts: The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. In addition, the following summarizes open forward currency exchange contracts at April 30, 1998:

                                             Foreign Currency                                    Unrealized
Forward Currency Exchange Contracts               Amounts           Cost            Value       Appreciation
---------------------------------            ----------------    ----------      ----------     --------------
Purchases:
----------
   British Pounds, expiring 6/25/98...........      825,100      $1,369,000      $1,375,772       $  6,772
   German Deutsche Marks, expiring 6/25/98....    1,474,850         806,855         823,570         16,715

Sales:                                                            Proceeds
------                                                           ----------
   Japanese Yen, expiring 6/18/98.............  219,201,200       1,718,282       1,658,856         59,426
   Japanese Yen, expiring 6/25/98.............   22,600,000         209,202         209,075            127
   Swiss Francs, expiring 6/25/98.............    3,312,900       2,230,924       2,220,145         10,779
                                                                                                   -------
      Total...................................                                                     $93,819
                                                                                                   =======

   (f) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (g) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus International Equity Allocation Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   The Fund has an unused capital loss carryover of approximately $949,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1997. The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund's merger with Dreyfus Laurel International Fund. If not applied, $922,000 of the carryover expires in fiscal 2000 and $27,000 expires in fiscal 2002.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

   (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (The $1,000 attendance fee and reimbursement of meeting expenses are also borne pro rata by Dreyfus High Yield Strategies Fund). These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

   (b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to
 .25% of the value of their average daily net assets attributable to its Investor shares, to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Restricted shares bear no distribution fee. During the period ended April 30, 1998, the Investor shares were charged $1,791 pursuant to the Plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended April 30, 1998, amounted to $1,196,072 and $2,080,819, respectively.

   At April 30, 1998, accumulated net unrealized appreciation on investments, financial futures and forward currency exchange contracts was $1,222,177, consisting of $3,819,475 gross unrealized appreciation and $2,597,298 gross unrealized depreciation.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus International Equity Allocation Fund
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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.

NOTE 5--Subsequent Event:

   On June 9, 1998, shareholders of the Fund will vote on a proposed merger into the Dreyfus Index Funds; Dreyfus International Stock Index Fund. If approved, the merger will be effective on June 26, 1998 and The Dreyfus/Laurel Funds, Inc. will be offering seventeen series.

Dreyfus International Equity
Allocation Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Boston Safe Deposit
and Trust Company
One Boston Place
Boston, MA 02109

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                  323/723SA984